Exhibit 10.8

Order Sheet

ZeroM&B, Corp TEL. 02-545-7745 FAX. 02-546-7745 Feb 18, 2008.

Orderer Taxpayer Identification Number Name of Company ZeroM&B Name of Representative Lee Yong Seop

Address 13-31 Yeouido-Dong. Yeongdeungpo-Gu, Seoul

Type of Business Items of Business

Supplier e-Smart Korea, Inc. Address 642-9 Yeoksam-Dong, Gangnam-Gu, Seoul TEL. 02-2185-5887 FAX. 02-2135-5889

Price : TWO HUNDRED THOUSAND WON (KRW 200,000) / VAT not included

NO Name of Product Size Unit Quantity Unit Price Price

1 IAM Card EA 10 20,000 200,000

Total 200,000

Reference : 1. Date of Delivery : Negotiable 2. Terms of Payment : Cash

e-Smart Korea

E-SMART KOREA INC. 642-9, Songchon B/D 9F, Yeoksam-dong

TEL. +822.2185.5686~8 FAX. +822.2185.5889 Gongnam-gu, Seoul, Korea

DELIVERY RECEIPT

To: e-Smart Korea Inc.

Name of Product Specification Unit Quantity Remarks

I AM CARD EA 10

Reader EA 10

The above products have been duly received.

September 10, 2008

Name of Company : Zero M&B Co., Ltd.

Name : Yong Sup Lee

http://www.esmartkorea.com